                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                                F O R M   8 - K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              December 29, 1994
                      ---------------------------------
                               (Date of Report)




                            NATIONAL CITY CORPORATION
- - ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         1-10074                34-1111088
- - ------------------------------------------------------------------------------
(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)           Identification No.)


   1900 East Ninth Street, Cleveland, Ohio                      44114
- - ------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


                                 (216) 575-2000
- - ------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)





                               Page 1 of 4 Pages.

Item 5.  Other Events
         ------------

        On December 29, 1994, the Registrant issued a Press Release announcing that Registrant's acquisition of Ohio Bancorp will become effective January 1, 1994.

        Reference is made to the News Release, dated December 29, 1994, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        Reference is also made to the Registration Statement (the "Registration Statement") on Form S-4 (no. 33-56539) filed with the Securities and Exchange Commission by Registrant, relative to the merger of Central Indiana Bancorp ("CIB") with and into Registrant (the "Merger"). The Registration Statement contains information regarding the Merger which is the subject matter of this Current Report and which constitutes "previously reported" information as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934.

        The Agreement and Plan of Merger dated as of July 25, 1994 by and between Registrant and CIB (the "Plan of Merger"), providing for the Merger on the terms described in the Registration Statement, was approved by the shareholders of CIB on December 27, 1994. On December 29, 1994, when the closing occurred, all requisite approvals of regulatory authorities had been received.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------
         a) Financial Statements of business acquired:  None.
            -----------------------------------------
         b) Pro forma financial infomation:  None
            ------------------------------
         c) Exhibits:
            --------
              99.1 News Release, dated December 29, 1994.





                               Page 2 of 4 Pages.

                                   SIGNATURES
                                   ----------
             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 29, 1994                       By /s/ Robert G. Siefers
                                                   --------------------------
                                                   Robert G. Siefers
                                                   Executive Vice President
                                                   and Chief Financial Officer





                               Page 3 of 4 Pages.